SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):25-Oct-02

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2002-3
(Exact name of registrant as specified in its charter)


          Delaware                      333-61840-26          13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

    On   25-Oct-02   a scheduled distribution was made from the Trust
       to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Oct-02
       The Monthly Report is filed pursuant to and in accordance with
       (1) numerous no-action letters (2) current Commission policy in the area.





       A.   Monthly Report Information
            See Exhibit No.1


       B.   Have and deficiencies occurred?  NO.
                     Date:
                     Amount:

       C.   Item 1: Legal Proceedings:  NONE

       D.   Item 2: Changes in Securities:   NONE

       E.   Item 4: Submission of Matters to a Vote of
            Certificateholders:  NONE

       F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
       Exhibit No.

   1.)     Monthly Distribution Report Dated         25-Oct-02


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2002-3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:          25-Oct-02

DISTRIBUTION SUMMARY

                           Beginning             Current Perio        Accrued
            Original Current Principa Principal  Pass-Through        Interest
 Class   Face Value           Amount Distribution        Rate Distributed (1)
A-1      275,000,000     275,000,000     486,752      2.16000%        462,000
A-2      130,000,000     130,000,000     498,341      2.19000%        221,433
A-3       38,700,000      38,700,000     362,831      2.00000%         60,200
A-4       55,950,000      55,950,000           0      2.27000%         98,783
A-5       20,000,000      20,000,000      76,668      2.25000%         35,000
A-IO     389,737,500     389,737,500           0      6.19000%      2,029,818
M-1       38,500,000      38,500,000           0      2.71000%         81,149
M-2       29,200,000      29,200,000           0      3.51000%         79,716
B-1       21,500,000      21,500,000           0      4.16000%         69,564
B-2        6,150,000       6,150,000           0      5.06000%         24,204
X        615,000,050     615,000,050           0      2.25000%        782,581
R                 50              50          50      1.81000%              0
Total    615,000,050     615,000,050   1,424,642                    3,944,449

                        Certificate      Ending
       Realized Loss        Interest Current Prin
           Principal      Shortfall      Amount
Class
    A-1           N/A              0 274,513,248
    A-2           N/A              0 129,501,659
    A-3           N/A              0  38,337,169
    A-4           N/A              0  55,950,000
    A-5           N/A              0  19,923,332
   A-IO           N/A              0 388,669,056
    M-1          0.00              0  38,500,000
    M-2          0.00              0  29,200,000
    B-1          0.00              0  21,500,000
    B-2          0.00              0   6,150,000
      X           N/A              0 613,575,408
      R           N/A              0           0
  Total          0.00              0 613,575,408
AMOUNTS PER $1,000 UNIT
                                                     Interest          Ending
                                Prin         Int Carry-forward      Curr Prin
Class  Cusip            Distribution Distribution      Amount          Amount
A-1    22541NHB8          1.77000800  1.68000000   0.00000000    998.22999200
A-2    22541NHC6          3.83339200  1.70333331   0.00000000    996.16660800
A-3    22541NHD4          9.37546641  1.55555556   0.00000000    990.62453359
A-4    22541NHE2          0.00000000  1.76555550   0.00000000   1000.00000000
A-5    22541NHN2          3.83339200  1.75000000   0.00000000    996.16660800
A-IO   22541NHF9          0.00000000  5.20816773   0.00000000    997.25855566
M-1    22541NHH5          0.00000000  2.10777766   0.00000000   1000.00000000
M-2    22541NHJ1          0.00000000  2.73000000   0.00000000   1000.00000000
B-1    22541NHK8          0.00000000  3.23555535   0.00000000   1000.00000000
B-2    22541NHL6          0.00000000  3.93555610   0.00000000   1000.00000000
X      22541NHM4          0.00000000  1.27248967   0.00000000    997.68350986
R      22541NHG7       1000.00000000  1.80000000   0.00000000      0.00000000
                                     GROUP 1     GROUP 2      TOTAL
Beginning Balance                 291,449,189.61  231,758,516.04  523,207,705.65
     Scheduled Principal              181,292.55      155,928.89      337,221.44
     Prepayments (Includes Curt)      305,459.65      781,960.46    1,087,420.11
     Net Liquidation Proceeds               0.00            0.00            0.00
     Loan Purchase Prices                   0.00            0.00            0.00
     Total Principal Remittance       486,752.20      937,889.35    1,424,641.55
     Net Realized Losses                    0.00            0.00            0.00
Ending Balance                    290,962,437.41  230,820,626.69  521,783,064.10

Aggregate Ending Collateral Bal.  324,957,034.78  288,618,373.67  613,575,408.45

Ending Overcollateralization Amount                                      0.00

Prefunding Account:
Beginning Balance                    33,994,597.37 57,797,746.98  91,792,344.35
Subsequent Transfer                          0.00           0.00           0.00
Added to available certificate prin          0.00           0.00           0.00
Amount on Deposit in Prefunding Acct33,994,597.37  57,797,746.98  91,792,344.35

Interest Distributions:
Scheduled Interest(net of Serv fee) 1,981,643.96 1,530,912.54    3,512,556.50
Less Relief Act Interest Shortfall          0.00         0.00            0.00
Less Net Prepayment Interest Shortfal       0.00         0.00            0.00
                                    1,981,643.96 1,530,912.54    3,512,556.50
Capitalized Interest Account:
Beginning Balance                                                1,500,000.00
less: Capitalized Interest Requirement166,220.67   282,609.03      448,829.70
less: Withdrawal of Overfunded Interest Amount to Depositor              0.00
Ending Balance                              0.00         0.00    1,051,170.30


Servicing Fee                         121,437.17    96,566.05      218,003.22
Trustee Fee                             1,214.37       965.66        2,180.03
FSA Premium                            13,750.00     8,435.00       22,185.00
Credit Risk Manager Fee                 4,250.30     3,379.81        7,630.11
LPMI                                    3,815.39       548.36        4,363.75
                                                                   TOTAL
Advances             Current Aggregate  Advances as of det      Not Available
                     Outstanding Aggregate Advances as of end            0.00

Has Fairbanks failed the Termination Test                     NO

Delinquency Information

       30-59 days delinquent         60-89 days delinquent
       Count         Balance         Count       Balance
Group 1             4       553252.23           0            0
Group 2             6       1308411.9           0            0
Total              10      1861664.13           0            0
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.
       90 or more days delinquent
       Count         Balance
Group 1             0           0.00
Group 2             0           0.00
Total               0           0.00
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.
       Outstanding Loans             Foreclosure
       Count         Balance         Count       Balance
Group 1          2289     290962437.4       0.00         0.00
Group 2          1489     230820626.7       0.00         0.00
Total            3778     521783064.1       0.00         0.00

         Bankruptcy                      REO
       Count         Balance         Count       Balance
Group 1         0.00            0.00        0.00         0.00
Group 2         0.00            0.00        0.00         0.00
Total           0.00            0.00        0.00         0.00

Number of Loans for which Prepayment Premiums were collected             5.00
Principal Balance of Loans for which Prepayment Premiums were      628,855.21
Current amount of Prepayment Premiums                               19,422.33


Current Delinquency Rate (60+days)                                    0.00000%
Rolling Three Month Delinquency Rate (60+days)                        0.00000%

Number of Loans Repurchased                                              0.00
Principal Balance of Loans Repurchased                                   0.00

Realized Losses incurred during the related Due Period                   0.00
Cumulative Realized Losses since Startup Day                             0.00

Weighted Average Term to Maturity of Mortgage Loans                    353.00
Weighted Average Gross Coupon of Mortgage Loans                       8.55620%
Weighted Average Net Coupon of Mortgage Loans                         8.02370%

Insured Payment on Class As                                              0.00

Senior Enhancement Percentage                                        15.50406%

Net Excess Spread                                                     1.45412%

Deposit to Basis Risk Reserve Fund                                       0.00
Basis Risk Reserve Fund Balance                                      5,000.00

Interest Rate Cap Account
       Beginning Balance                                                 0.00
       Deposits                                                          0.00
       Withdrawals                                                       0.00
       Ending Balance                                                    0.00

       Target Amount for the preceding Distribution Date         6,150,000.50

       SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2002-3


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA